Exhibit 10.5

FIRST AMENDMENT TO SECURITY
AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (the “Amendment”) is dated effective as of the April 17, 2025 (the “Amendment Effective Date”), by VisitIQ Corp. a Nevada corporation (formerly known as Capstone Technologies Group, Inc., “VisitIQ Corp.”), VisitIQ, LLC, a Delaware limited liability company (“VisitIQ LLC”, and together with VisitIQ Corp., each a “Borrower” and collectively, the “Borrowers”), each Subsidiary of VisitIQ Corp. party hereto from time to time, (such Subsidiaries, together with the Borrowers, each a “Grantor” and collectively, the “Grantors”) in favor of Arena Investors, LP, in its capacity as collateral agent and investor representative on behalf of the Investors (as defined in the Note Purchase Agreements referred to below) (in such capacity, together with its successors and assigns in such capacity, the “Investor Representative”).

RECITALS

WHEREAS, the Borrowers, Grantors and the Investor Representative, entered into and executed that certain Security Agreement, dated as of October 24, 2024 (such Security Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the “Security Agreement”), in connection with that certain Note Purchase Agreement, dated as of October 24, 2024 (the “2024 Note Purchase Agreement”), between the Borrowers, the Investor Representative and the Investors party thereto pursuant to which the Investors were issued by VisitIQ Corp. certain original issue discount senior secured convertible promissory notes (the “2024 Notes”);

WHEREAS, the Borrowers, the Investor Representative and certain Investors party thereto, expect to enter into a Note Purchase Agreement, dated on or about the date hereof (the “2025 Note Purchase Agreement” and together with the 2024 Purchase Agreement, the “Note Purchase Agreements”) pursuant to which the Investors party thereto will be issued by VisitIQ Corp. certain original issue discount senior secured convertible promissory notes (the “2025 Notes” and together with the 2024 Notes, the “Notes”);

WHEREAS, in connection with the issuance of the entrance into the 2025 Note Purchase Agreement and the issuance of the 2025 Notes, the undersigned have agreed to amend the Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1.           Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2.           Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Security Agreement, except as otherwise specifically set forth herein. In addition.

3.           Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Security Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4.	Amendments to Security Agreement.

(a)           Section 1.1 of the Security Agreement is hereby deleted and replaced with the following:

1.1 Definitions, Generally. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to such terms in the Note Purchase Agreement or the Notes, and in the Note Purchase Agreement, among the Borrowers and the Grantor, dated as of April 17, and the original issue discount senior secured convertible notes issued thereto. Additionally, other capitalized terms that are not defined in the foregoing or defined herein, but are defined in the UCC, shall have the meanings given to them in the UCC.

(b)           Section 1.2 of the Security Agreement is hereby amended by deleting the definition of “Secured Obligations” therein and replacing it with the following:

“Secured Obligations” means the obligations of any and/or all of the Grantors from time to time arising under the Notes and the other Transaction Documents and the original issue senior secured convertible notes issued pursuant to that certain note purchase agreement, entered into on or above April 17, 2025, by the Borrowers, the Investor Representative and the investors party thereto (the “2025 Notes”), with respect to the due and prompt payment of (i) the principal of, and interest on, the Notes and the 2025 Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations and expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise, including interest, fees and other amounts that accrue after the commencement by or against any Grantor of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding, of such Grantor under or in respect of the Notes, the 2025 Notes and the other Transaction Documents.

5.           Dissolution of DrivenIQ Corporation. Investor Representative acknowledges that VisitIQ Corp. foreclosed on all assets of DrivenIQ Corporation (“DrivenIQ”), a corporation in which VisitIQ Corp. is majority shareholder, and assigned such assets to VisitIQ LLC. Investor Representative agrees that VisitIQ Corp. may cause DrivenIQ to be dissolved, releases DrivenIQ from any obligations under the Security Agreement, and waives any restrictions or other rights with respect to such dissolution under the Security Agreement.

6.           No Waiver. This Amendment, shall not be deemed or construed in any manner as a waiver by the Investor Representative or the Investor of any claims, Proceedings, defaults, Events of Default, breaches or misrepresentations by Borrowers under the 2024 Purchase Agreement, the 2024 Notes any other Transaction Documents (as defined in the 2024 Purchase Agreement), or any of Investors’s rights or remedies in connection therewith.

7.           Not a Novation. This Amendment is a modification of the Security Agreement only and not a novation.

8.           Effect on Agreement and Transaction Documents. Except as expressly amended by this Amendment, all of the terms and provisions of the Security Agreement and the Transaction Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

9.           Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

GRANTORS:

VISITIQ CORP:

By:
Name: Vernon Hanzlik
Title: Chief Executive Officer Address for Notices:

VisitIQ Corp.
729 N. Washington Ave.,
Suite 600, Minneapolis, MN 55401 Attn: Vern Hanzlik
Email: vern.hanzlik@visitiq.io

VISITIQ, LLC:

By:
Name: Vernon Hanzlik
Title: Chief Executive Officer Address for Notices:

c/o VisitIQ Corp.
729 N. Washington Ave.,
Suite 600, Minneapolis, MN 55401 Attn: Vern Hanzlik
Email: vern.hanzlik@visitiq.io

ACKNOWLEDGED AND AGREED AS OF

THE DATE FIRST WRITTEN ABOVE:

ARENA INVESTORS, LP,

As Investor Representative

By:
Name:	Lawrence Cutler
Title:	Authorized Signatory

Notice Details:

Arena Investors

2500 Westchester Avenue Suite 401

Purchase, NY 10577

Attn: Vincent DeVito

Email: vdevito@quaestoradvisors.com

[Signature Page to the Amendment]